Note 3 - Short-term Financial Instruments	12 Months Ended
Jun. 30, 2017
Notes to Financial Statements
Financial Instruments Disclosure [Text Block]
(
3
)
Short-Term Financial Instruments

Financial Assets (in millions)

	As of June 30,
	2017	2016

Financial assets:
Cash and cash equivalents	$17.7	$49.7
Short-term investments	20.9	19.3
Accounts receivable, net of allowance	0.6	0.7
Total current financial assets	39.2	69.7

Financial liabilities:
Accounts payable and current accrued liabilities	4.3	7.5
Short-term note payable	0.2	0.4
Total current financial liabilities	4.5	7.9

Net financial assets	$34.7	$61.8

The carrying value of the cash and cash equivalents, accounts receivable, short-term note payable and accounts payable approximates fair value because of their short-term nature. The Company regularly reviews all financial assets for impairment. There wer
e
no
impairments recognized in
2017
and
2016.